Execution version

Specific security deed (marketable securities)

AVITA

—

AVITA Medical, Inc. (Grantor) ORCO IV LLC (Secured Party)

—

3rd Floor Randall House 6 Dowgate Hill London EC4R 2SU United Kingdom

T +44 20 7429 2780 F +44 20 7429 2788

minterellison.com

LON1_1061177_1

Specific security deed (marketable securities)

AVITA

Details	5
Parties	5
Background	5
Agreed terms	6
1. Defined terms & interpretation	6
1.1. Defined terms from Credit Agreement	6
1.2. Other defined terms	6
1.3. PPSA terms incorporated	8
1.4. Interpretation	8
1.5. Security Agreement, Loan Document and Specific Security Deed (Marketable Securities)	8
2. Secured Party's limit on liability	8
2.1. Capacity and acts	8
2.2. Duties and responsibilities limited	8
2.3. Benefit and survival	8
3. Grant of security	8
3.1. Security interest and charge	8
3.2. Continuing security and obligations	9
4. Dealings with Collateral	9
5. Priority	9
5.1. Priority of Security Interest in Collateral	9
5.2. No agreement or consent to subordination or attachment	9
5.3. Contrary agreements	9
6. General security provisions	9
6.1. Security continuing and independent	9
6.2. Collateral Security Documents	9
6.3. Release of Collateral	10
7. Representations and warranties	10
7.1. Representations and warranties	10
7.2. Repetition	11
7.3. Reliance and survival	11
8. Undertakings	11
8.1. General undertakings	11
8.2. Undertakings relating to Collateral	11
8.3. Undertakings relating to the Relevant Marketable Securities	12
8.4. Voting powers and Proceeds	12
8.5. Further assurances	13
9. Grantor liability and exclusion of rights	14
9.1. Principal and independent obligation	14
9.2. Grantor's liabilities not affected	14
9.3. Exclusion of subrogation and other rights	14
9.4. Prove in Liquidation	15
9.5. Variations and replacements	15
10. Consequences of Event of Default	15
10.1. Consequences of Event of Default	15
10.2. Secured Party's general powers	15
10.3. Secured Party's PPSA powers – sections 1 and 128	16
10.4. Secured Party's specific powers	16
10.5. Discharge or acquire prior Security Interest	17
10.6. Co-operation in exercise of power of sale	17
10.7. Appoint Receivers	17

10.8. Agency of Receiver	18
10.9. Receiver's powers	18
10.10. Appointments of Attorney	18
11. Costs and expenses	18
11.1. Costs and expenses	18
11.2. PPSA expenses	19
11.3. Enforcement and other expenses	19
11.4. Costs and expenses of Grantor	19
12. Interest on overdue amounts	19
12.1. Accrual and calculation	19
12.2. Judgment or order	19
12.3. Payment	19
13. Payments	20
14. Receipt of money and application	20
14.1. Credit of received payment	20
14.2. Applying or appropriating money received	20
14.3. Suspense account	20
14.4. Surplus proceeds	20
15. Statutory powers and notices	20
15.1. Exclusion of PPSA provisions	21
15.2. Exercise of rights by Secured Party	21
15.3. No notice required unless mandatory	21
15.4. Appointment of nominee for registration	21
15.5. Other rights	21
16. Assignment	22
16.1. By Grantor	22
16.2. Change in security trustee	22
16.3. Assistance	22
17. Notices, demands and communications	22
18. Protection of third parties	22
18.1. Receipt of Secured Party, Receiver	22
18.2. Third parties need not enquire	22
19. Protection of Secured Party, Receiver and Attorney	22
19.1. Notice, demand or lapse of time required by law	22
19.2. Costs and expenses	22
19.3. Costs and expenses	23
19.4. PPSA expenses	23
19.5. Enforcement and other expenses	23
19.6. Costs and expenses of Grantor	23
19.7. Interest on overdue amounts	23
20. General provisions	23
20.1. Consideration	23
20.2. Prompt performance	23
20.3. Performance of Grantor's obligations by Secured Party	23
20.4. Powers	24
20.5. Consent and waivers	24
20.6. Indemnities and reimbursement obligations	24
20.7. Notices or demands as evidence	24
20.8. Law and legislation	24
20.9. Severability	24
20.10. Variation	24
20.11. Governing law – security agreement	24
20.12. Governing law – Security Interest	24
20.13. Jurisdiction	24
20.14. Service of process	24
20.15. Counterparts	25

21. Schedule 1 – Relevant Marketable Securities	26
22. Signing Pages	27

Details

Date 11 December 2023

Parties

Name AVITA Medical, Inc., a Delaware corporation

Short form name Grantor

Notice details Address: 28159 Avenue Stanford, Suite 220, Santa Clarita CA 91355 Email: dotoole@avitamedical.com

Attention: David O’Toole, Chief Financial Officer

Name ORCO IV LLC, a Delaware limited liability company

Capacity As trustee of the trust established under the Security Trust Deed Short form name Secured Party

Notice details c/o OrbiMed Advisors LLC

601 Lexington Avenue, 54th Floor New York, NY 10022

Attention: OrbiMed Credit Reporting Email: RoSCreditOps@OrbiMed.com

Background

A
The Grantor agrees to grant the Secured Party a security interest in the Collateral to secure payment and performance of the Obligations.
B
The Grantor does this in return for the Secured Party and the other Beneficiaries entering into the Loan Documents, the transactions contemplated by those documents and other valuable consideration.

Agreed terms

1.
Defined terms & interpretation
1.1
Defined terms from Credit Agreement

Terms defined in (or incorporated by reference to) the Credit Agreement (as defined below) have the same meanings when used in this document unless otherwise defined in this document.

Parties to the Credit Agreement referred to by short form name in this document are more fully described in the Credit Agreement.

1.2
Other defined terms

In this document:

A$ means the lawful currency of Australia.

Affiliate has the meaning given to that term in the Security Trust Deed.

Attorney means an attorney appointed by the Grantor under this document.

Authorisation means any consent, authorisation, registration, filing, agreement, notarisation, certificate, permit, licence, approval, authority or exemption of, from or required by, a Governmental Authority or required by law. Where intervention or action of a Governmental Authority within a specified period would fully or partly prohibit or restrict something by law, Authorisation includes the expiry of that period without that intervention or action.

Authorised Representative has the meaning given to that term in the Security Trust Deed.

Avoidance has the meaning given to that term in clause 19.5.

Beneficiary has the meaning given to that term in the Security Trust Deed, but also includes the Secured Party in any capacity.

Collateral means all the Grantor's present and future Relevant Marketable Securities, Rights and Proceeds and any certificate, registration, title or other evidence of ownership of, or rights to, any of those things.

Credit Agreement has the meaning given to that term in the Security Trust Deed. Event of Default has the meaning given to that term in the Security Trust Deed. Governmental Authority has the meaning given to that term in the Credit Agreement. Guarantee has the meaning given to that term in the Security Trust Deed.

Insolvency Event has the meaning given to that term in the Security Trust Deed.

Liquidation has the meaning given to that term in the Security Trust Deed. Loan Document has the meaning given to that term in the Security Trust Deed. Loan Party has the meaning given to that term in the Security Trust Deed.

Loss has the meaning given to that term in the Security Trust Deed.

Marketable Security means:

(a)
a 'marketable security' (as defined in the Corporations Act);
(b)
a negotiable instrument (within the ordinary meaning of that term);
(c)
a unit or other interest in a trust or partnership; and
(d)
a right or an option in respect of any of the above, whether issued or unissued.

Notice has the meaning given to that term in the Security Trust Deed.

Obligations has the meaning given to that term in the Security Trust Deed.

Permitted Lien means each Lien (as defined in the Credit Agreement) permitted by section 8.3 (Liens) of the Credit Agreement.

Permitted Restriction means:

(a)
each Permitted Lien;
(b)
a Restriction disclosed in writing to, and consented to in writing by, the Secured Party on or before the date of this document (unless the consent was conditional and any of the conditions are not complied with); and
(c)
a Restriction created after the date of this document which was consented to by the Secured Party in writing on or before its creation (unless the consent was conditional and any of the conditions are not complied with).

Power means any right, power, discretion or remedy of the Secured Party, a Beneficiary, a Receiver or an Attorney under any Loan Document or applicable law.

PPS Law has the meaning given to that term in the Security Trust Deed.

PPS Regulations has the meaning given to that term in the Security Trust Deed.

PPSA has the meaning given to that term in the Security Trust Deed.

Proceeds means all money (in whatever currency) and amounts payable to the Grantor or to which the Grantor is entitled now or in the future (whether alone or with any other person) on any account or in any way whatsoever under, or as holder of, any Relevant Marketable Securities or Rights, including:

(a)
distributions, dividends, bonuses, profits, return of capital, interest and all proceeds of sale (within the ordinary meaning of those words), redemption or disposal; and
(b)
all 'proceeds' (as defined in section 31 of the PPSA), including all proceeds identified in sections 31(1)(a) to 31(1)(c) of the PPSA.

Receiver means a receiver or receiver and manager appointed under this document.

Relevant Marketable Securities means the Marketable Securities owned by the Grantor in the Share Issuer, including those described in Schedule 1 and any other Marketable Securities located, for the purposes of the PPSA, in Australia:

(a)
that the Grantor deposits with the Secured Party;
(b)
acquired by the Grantor, or to which the Grantor becomes entitled, under its Rights; or
(c)
that the Grantor and Secured Party designate as 'Relevant Marketable Securities' for the purposes of this document.

Restriction means any agreement, obligation or arrangement that restricts, or entitles another person to rights of pre-emption or refusal for, a sale, assignment or other dealing with Relevant Marketable Securities.

Rights means:

(a)
rights to acquire Marketable Securities arising because the Grantor has an interest in the Relevant Marketable Securities, including due to any allotment, offer, substitution, conversion, consolidation, reclassification, redemption, reconstruction, amalgamation, subdivision, reduction of capital, Liquidation or scheme of arrangement in relation to any Relevant Marketable Securities; and
(b)
any other rights of the Grantor of any kind in connection with the Relevant Marketable Securities, including in relation to any Proceeds.

Security Document has the meaning given to that term in the Security Trust Deed.

Security Interest has the meaning given to that term in the Security Trust Deed.

Security Trust has the meaning given to that term in clause 2.1.

Security Trust Deed means the document titled 'Security trust deed – AVITA Security Trust' between, amongst others, the Secured Party, the Grantor and others dated on or about the date of this document.

Security Trustee Documents has the meaning given to that term in the Security Trust Deed.

Share Issuer means a company specified as such in Schedule 1.

Title Documents means each certificate, confirmation, grant, assurance, conveyance, deed and other document of title or evidencing title to, or rights to acquire, possess, use or dispose of, any Collateral.

wilful default has the meaning given in clause 1.3 (Interpretation) of the Security Trust Deed.

1.3
PPSA terms incorporated

In this document, unless the context requires otherwise, the following words and expressions (and grammatical variations of them) have the same meanings given to them in the PPSA or the PPS Regulations (as applicable): advance, after-acquired property, amendment demand, attach, consumer property, control, documents of title, financing change statement, financing statement, future advance, investment instrument, negotiable instrument, personal property, purchase money security interest and verification statement.

1.4
Interpretation
(a)
The provisions of clause 1.3 (Interpretation) of the Security Trust Deed are incorporated in, and apply to, this document as if set out in full with any necessary amendments.
(b)
In this document to 'grant a security interest' includes to charge, mortgage, pledge, encumber, assign by way of security and transfer by way of security.
1.5
Security Agreement, Loan Document and Specific Security Deed (Marketable Securities)

The parties agree that this document is:

(a)
a 'Security Agreement' and 'Loan Document' for the purposes of the Credit Agreement; and
(b)
the 'Specific Security Deed (Marketable Securities)' referred to in the Security Trust Deed.

2.
Secured Party's limit on liability
2.1
Capacity and acts

The Secured Party enters into this document only in its capacity as trustee of the trust established under the Security Trust Deed (Security Trust) and in no other capacity. Each other party acknowledges that under the terms of the Security Trust Deed, the Secured Party:

(a)
holds the benefit of this document for the Beneficiaries from time to time; and
(b)
is bound to act on the instructions of the Beneficiaries, and is not bound to act without instructions or where the Security Trust Deed otherwise provides that the Secured Party is not bound to act.
2.2
Duties and responsibilities limited

The Secured Party's obligations, duties and responsibilities under or in connection with this document are limited to those expressly set out in the Security Trust Deed and this document.

2.3
Benefit and survival

Clause 2 applies for the benefit of the Secured Party's officers and agents and will survive termination of this document.

3.
Grant of security
3.1
Security interest and charge
(a)
The Grantor grants a security interest in the Collateral to the Secured Party (for the benefit of the Beneficiaries) to secure payment and performance of the Obligations.
(b)
For the purposes of section 20(2)(b) of the PPSA (but without limiting the meaning of 'Collateral' in this document), this security interest is taken in all the Grantor's present and after-acquired property, except any such property which is not Collateral. This security interest is a charge.
(c)
If for any reason it is necessary to determine the nature of this charge, it is a fixed charge over the Collateral.

3.2
Continuing security and obligations

Each Security Interest granted under this document is a continuing security until the Secured Party releases all Collateral from the Security Interest, despite any intermediate payment, discharge, settlement, release or other matter. The Grantor's obligations under this document continue despite any full or partial release of the Collateral and no full or partial release of Collateral will release the Grantor from personal liability under this document until all the Obligations have in fact been received by the Secured Party and are not liable to be disgorged.

4.
Dealings with Collateral

The Grantor must not do, or agree to do, any of the following except as permitted by the Credit Agreement:

(a)
create or allow another interest (including without limitation any Security Interest) in any Collateral; or
(b)
transfer or dispose or part with possession of any Collateral.

5.
Priority
5.1
Priority of Security Interest in Collateral
(a)
The parties intend that each Security Interest created under this document:
(i)
takes priority over all other Security Interests and other interests in the Collateral at any time other than any Permitted Lien as agreed in writing by the Secured Party as having priority or as mandatorily preferred by law; and
(ii)
has the same priority in relation to all Obligations, including future advances.
(b)
Nothing in this clause 5.1 restricts the Secured Party from claiming that a Security Interest granted under this document is a purchase money security interest in respect of all or part of the Collateral.
5.2
No agreement or consent to subordination or attachment

Nothing in this document may be construed as an agreement or consent by the Secured Party to:

(a)
(subordination) subordinate a Security Interest created under this document in favour of any person;
(b)
(security) any Security Interest other than any Permitted Lien attaching to or being created in any Collateral; or
(c)
(deferral of attachment) defer or postpone the date of attachment of a Security Interest created under this document in any Collateral.
5.3
Contrary agreements

This clause 5 is subject to any express written agreement to the contrary between the parties, including the overriding provisions of any subordination and/or priority agreement entered into by the Secured Party in respect of any other holder of security.

6.
General security provisions
6.1
Security continuing and independent
(a)
Each of this document, each Security Interest created under it and each other Security Document is in addition to and enforceable independently of any other Security Interest, Guarantee or Security Document.
(b)
Each of this document and, subject to any release pursuant to clause 6.3 below, each Security Interest created under it is to remain in full force and effect (whether or not at any given time the Grantor is indebted to the Secured Party or any other Beneficiary) until the execution by the Secured Party and delivery to the Grantor of an unconditional release of this document and each Security Document.
6.2
Collateral Security Documents

This document is collateral to each other Security Document. This document and each other

Security Document will be read and construed together so that the Secured Party may exercise any of its rights under any one or more of them separately or concurrently or not at all, and in such order as it chooses.

6.3
Release of Collateral
(a)
At the request in writing of the Grantor and at the sole expense of the Grantor, the Secured Party will release the Collateral from this document or the Security Interest created under it if:
(i)
all Obligations have been irrevocably paid in full and all commitments which might give rise to Obligations have terminated;
(ii)
the Secured Party is satisfied that no amount will subsequently become an Obligation due to an Avoidance; and
(iii)
the Secured Party has not enforced the Security Interest under this document pursuant to clause 9.
(b)
At the request in writing of the Grantor and at the sole expense of the Grantor, the Secured Party will release any Collateral sold or disposed of in any transaction permitted by the Credit Agreement from this document or the Security Interest created under it to the extent provided, and subject to the terms and conditions set forth, in section 11.9 (Collateral and Guarantee Matters) of the Credit Agreement.

7.
Representations and warranties
7.1
Representations and warranties

The Grantor represents and warrants to the Secured Party (and for the benefit of the Beneficiaries), except as to matters disclosed by it to the Secured Party and accepted by the Secured Party in writing, that:

(a)
(no trust) it has not entered into this document and does not hold any of the Collateral as trustee of any trust;
(b)
(details of Grantor) all information in the 'Details' section of this document is true, correct and complete as at the date of this document and reflects the information contained in the source from which information in relation to the Grantor must be taken for the purposes of the PPS Regulations in order to register a financing statement in respect of any Security Interest in the Collateral;
(c)
(no foreign property) all the Collateral is situated in Australia;
(d)
(consumer property) none of the Collateral is consumer property;
(e)
(ownership of Collateral) it is the sole legal owner and sole beneficial owner of the Collateral, and it will be the sole legal owner and sole beneficial owner of any property or asset it acquires as Collateral, subject always to the interest of the secured party under any Permitted Lien;
(f)
(Security Interests) the Collateral is free from any Security Interest other than Permitted Liens;
(g)
(no other owners) there are no shareholders in the Share Issuer other than the Grantor;
(h)
(disclosure of Marketable Securities) it holds 100% of all issued Marketable Securities in the Share Issuer and there is no agreement, arrangement or understanding under which further Marketable Securities in the Share Issuer may be issued, or called to be issued, to any person other than the Grantor;
(i)
(constitution) its execution and performance of this document do not and will not conflict with or contravene, and it is not in default under, the constitution of the Share Issuer;
(j)
(issue valid) the Relevant Marketable Securities have been validly issued and their issue does not contravene the constitution of the Share Issuer, any law or any rule or directive of any Governmental Authority;
(k)
(fully paid) the Relevant Marketable Securities are fully paid; and

(l)
(no Restriction) the Relevant Marketable Securities are free from any Restriction other than a Permitted Restriction.
7.2
Repetition

The Grantor repeats each representation and warranty in this clause 7 with reference to the facts and circumstances at the time when representations and warranties are repeated in the Credit Agreement.

7.3
Reliance and survival

The Grantor acknowledges that:

(a)
it makes the representations and warranties in this clause 7 with the intention of inducing the Secured Party to enter into the Loan Document and the Secured Party enters into the Loan Documents on the basis of, and in full reliance on, each of the representations and warranties; and
(b)
those representations and warranties survive execution and delivery of the Loan Documents and the provision of financial accommodation under them.

8.
Undertakings
8.1
General undertakings

The Grantor must:

(a)
(Obligations) fully and punctually perform, satisfy, or procure the performance or satisfaction of, all of its Obligations at the times and in the way specified in the relevant Loan Documents;
(b)
(details of Grantor):
(i)
without limiting any restrictions contained in the Loan Documents, notify the Secured Party at least 14 days before:
(A)
it changes its name;
(B)
any ABN, ARBN or ARSN allocated to it changes, is cancelled or otherwise ceases to apply to it (or if it does not have an ABN, ARBN or ARSN, one is allocated, or otherwise starts to apply, to it); and
(C)
it becomes a trustee of a trust, or a partner in a partnership, not stated in this document; and
(ii)
provide to the Secured Party, on request, a certified copy of each source or source document necessary (in the Secured Party's opinion), for the purposes of the PPS Regulations, to verify the information in the 'Details' section of this document (or any part of it) or to otherwise register one or more financing statements in relation to any Security Interest in the Collateral created by any Loan Document;
(c)
(notify details of or changes relating to Collateral) notify the Secured Party promptly:
(i)
if any Collateral is moved outside Australia;
(ii)
on the Secured Party's request, of the present location of any Collateral; and
(iii)
on the Secured Party's request, of the details of each Security Interest perfected by control in any of the Grantor's Collateral; and
(d)
(no Event of Default) ensure that no Event of Default occurs.
8.2
Undertakings relating to Collateral

The Grantor must:

(a)
(compliance with laws) comply with all laws and requirements of Governmental Authorities in respect of the Collateral;
(b)
(Title Documents) unless the Secured Party agrees otherwise in writing, deposit with the Secured Party:

(i)
all Title Documents relating to the Grantor's interests in the Collateral on execution of this document;
(ii)
transfer forms for the Relevant Marketable Securities as specified by the Secured Party, in each case executed by the Grantor as transferor and blank as to the date, consideration and transferee's name;
(c)
(replacement Title Documents) where title to any Relevant Marketable Securities is evidenced by a certificate, obtain the issue of replacement certificates if the original certificates are lost or destroyed or believed by the Secured Party to be so;
(d)
(protect title) protect and enforce its title to, and the Secured Party's title as Secured Party and chargee of, the Collateral;
(e)
(perform obligations, Taxes) pay on time all rates, Taxes, calls for payment, instalments and any other amounts for which it is liable as owner of the Collateral; and
(f)
(maintain value) not do, allow or omit anything which is likely to lower the value of the Collateral unless permitted by the Credit Agreement.
8.3
Undertakings relating to the Relevant Marketable Securities

The Grantor must:

(a)
(Restrictions):
(i)
comply with the terms of each Permitted Restriction binding on it in respect of the Collateral from time to time;
(ii)
not create or permit to exist any Restriction over any Relevant Marketable Securities other than a Permitted Restriction; and
(iii)
not release or vary any Permitted Restriction or waive the obligations of another person in relation to a Permitted Restriction;
(b)
(new Collateral) immediately notify the Secured Party of any Rights, Proceeds or Marketable Securities acquired by or accruing to the Grantor in any company incorporated in Australia (including, for the avoidance of doubt, the Share Issuer), or to which the Grantor becomes entitled, after the date of this document;
(c)
(exercise Rights) at the Grantor's cost exercise or take up all Rights (other than for Proceeds);
(d)
(delivery of notices, reports) deliver to the Secured Party, promptly after receipt, a copy of any material report, notice, circular or other document issued to it as holder of any of the Relevant Marketable Securities (including any notice convening a meeting of the holders of the Relevant Marketable Securities); and
(e)
(conversion, change of register) on request by the Secured Party, do all things necessary to effect (but otherwise not consent to, request or effect without the Secured Party's prior written consent):
(i)
a conversion of the title to any Relevant Marketable Securities as to being certificated or uncertificated; or
(ii)
a change of register for any Relevant Marketable Securities (including to, from or within an electronic register system) from that on which they are recorded or registered at the date of this document (or if later acquired, the date on which they are recorded or registered).
8.4
Voting powers and Proceeds
(a)
Subject to clause 8.4(b), if the Relevant Marketable Securities are not registered in the Secured Party's name and if no Event of Default has occurred and is continuing, the Grantor may do any of the following without the need for consent or direction from the Secured Party:
(i)
(voting powers) exercise any voting powers it has as holder of the Collateral as it sees fit, provided that it does so prudently and does not otherwise cause or permit a breach of any of the Grantor's other obligations under the Loan Documents; and

(ii)
(Proceeds) retain and use in the ordinary course of its business any Proceeds (other than Proceeds from a reduction of capital, a buy-back of shares under a buy-back scheme or otherwise under a scheme of arrangement).
(b)
If an Event of Default has occurred and is continuing, the rights of the Grantor under clauses 8.4(a)(i) and 8.4(a)(ii) immediately cease, and:
(i)
(voting powers) the Secured Party is entitled to exercise all voting rights in respect of all of the Collateral to the exclusion of the Grantor; and
(ii)
(Proceeds) the Grantor must pay over amounts of any Proceeds, or otherwise must ensure that any Proceeds are paid directly, to the Secured Party to be applied in accordance with clause 14.2.
(c)
Nothing in this clause 8.4 obliges the Secured Party to vote or exercise other rights in relation to the Collateral or to obtain any Proceeds, and the Secured Party will have no responsibility or liability for any Loss arising due to the Secured Party's failure or delay in so acting.
8.5
Further assurances

The Grantor must do (and must procure that anyone else who has an interest in the Collateral or who claims under or in trust for the Grantor does) whatever the Secured Party reasonably requires to:

(a)
better secure the Collateral for payment and performance or satisfaction of the Obligations, and to enable the better exercise of any Power (including the granting of further specific security in the form required by the Secured Party and depositing with the Secured Party documents or evidence of titles and transfers in relation to investment instruments); and
(b)
perfect, preserve, maintain, protect, or otherwise give full effect to the Collateral, this document or each Security Interest intended to be created under this document, and the priority of that Security Interest required by the Secured Party, including:

(c)
anything the Secured Party requires in order for it to:
(i)
register and maintain (including renew before expiry) one or more financing statements in relation to any Security Interest in Collateral created by any Loan Document;
(ii)
remove any financing statement which is registered against the Grantor in relation to any Security Interest which is not a Permitted Lien; or
(iii)
obtain possession or control of any Collateral for the purpose of perfecting the Secured Party's Security Interest in that Collateral by possession or control;
(d)
providing details of the Collateral and noting the interest of the Secured Party on the share register of the Share Issuer;
(e)
procuring that any other person holding a Security Interest in all or any part of the Collateral provides to the Secured Party such information in relation to that Security Interest as the Secured Party may reasonably request;
(f)
perfecting or improving the Grantor's title to, or other right or interest in, all or any part of the Collateral;
(g)
facilitating the exercise of any right by the Secured Party or any Receiver or Attorney at any time or the realisation of the Collateral following the occurrence of an Event of Default which is continuing, including the exercise of all rights of inspection and taking all necessary copies, which the Grantor is entitled to exercise or take;
(h)
paying any Taxes on this document;
(i)
executing and delivering to the Secured Party transfer forms in relation to any of the Collateral, undated and blank as to transferee and consideration; and
(j)
otherwise enabling the Secured Party to obtain the full benefit of the provisions of any Loan Document.

9.
Grantor liability and exclusion of rights
9.1
Principal and independent obligation

Subject to clause 6.2, this document comprises principal and independent obligations of the Grantor and is not ancillary or collateral to, or affected by, any other obligation, Security Interest or Guarantee.

9.2
Grantor's liabilities not affected

The Grantor's liabilities under this document are not affected by any act, omission or other thing which would reduce or discharge those liabilities, including:

(a)
a Beneficiary granting time or any other indulgence or concession to a Loan Party or any other person;
(b)
a Beneficiary increasing the amount of, opening further accounts in connection with or otherwise varying or replacing the type or terms of, financial accommodation provided to a Loan Party or any other person;
(c)
any transaction or agreement, or variation, novation or assignment of a transaction or agreement (including any Loan Document), between a Beneficiary and a Loan Party or any other person;
(d)
an Insolvency Event in relation to a Loan Party or any other person, or a Beneficiary becoming a party to or bound by any Liquidation;
(e)
any judgment, proceedings or order being obtained or made against a Loan Party or any other person;
(f)
an obligation of a Loan Party or any other person or any provision of a Loan Document being void, voidable, unenforceable, defective, released, waived, impaired, novated, enforced or impossible or illegal to perform;
(g)
the whole or partial discharge or release of, or the granting of, a Security Document;
(h)
any Obligations not being recoverable or the liability of a Loan Party or any other person to a Beneficiary ceasing (including as a result of giving a release or discharge or by law);
(i)
the failure of a Loan Party or any other person to execute any Loan Document, properly or at all;
(j)
the Grantor not being a party to a Loan Document (such as a Loan Document solely between the Secured Party and a Loan Party);
(k)
a Beneficiary exercising or not exercising its rights (including any right to elect to terminate a contract) under a Loan Document or at law against a Loan Party or any other person;
(l)
any default, misrepresentation, negligence, breach of contract, misconduct, acquiescence, delay, waiver, mistake, failure to give notice or other action or inaction of any kind (whether or not prejudicial to the Grantor) by a Beneficiary or any other person;
(m)
any change to, or in the membership of, any partnership, joint venture or association; or
(n)
any Collateral being destroyed, forfeited, extinguished, surrendered or resumed,

whether or not the Grantor, a Loan Party, a Beneficiary or any other person is aware of it or consents to it and despite any legal rule to the contrary.

9.3
Exclusion of subrogation and other rights

Until there are no Obligations, and each Beneficiary is satisfied (acting reasonably) that it will not have to repay any money received by it, the Grantor must not (either directly or indirectly) without the Secured Party's prior written consent:

(a)
claim, exercise or attempt to exercise a right of set-off or counterclaim or any other right or raise any defence which might reduce or discharge the Grantor's liability under this document;

(b)
claim or exercise a right of subrogation or contribution or otherwise claim the benefit of:
(i)
a Security Document or Guarantee relating to the Obligations; or
(ii)
any Security Interest or Guarantee which would rank in priority or preference to a Security Document or Guarantee relating to the Obligations,

and any money the Grantor receives in breach of this clause 9.3(b) will be held on trust for each Beneficiary and must be paid promptly to a Beneficiary for the account of each Beneficiary; or

(c)
unless expressly permitted in a Loan Document or each Beneficiary has given a direction to do so (in which case it must do so in accordance with the direction as trustee for each Beneficiary):
(i)
prove, claim or vote in, or receive the benefit of a distribution, dividend or payment arising out of, the Liquidation of a Loan Party; or
(ii)
demand, or accept payment of, any money owed to the Grantor by a Loan Party,

and any such money it receives will be held on trust each Beneficiary and must be paid promptly to a Beneficiary for the account of each Beneficiary.

9.4
Prove in Liquidation
(a)
The Grantor, for valuable consideration, irrevocably appoints each of the Secured Party and its Authorised Representatives separately as its attorney to prove in the Liquidation of a Loan Party for all money that the Grantor can claim against that person on any account whatever. The terms of appointment are that the attorney:
(i)
must pay to the Grantor dividends it receives in excess of the Obligations, without interest, and any other dividends must be paid to the Secured Party; and
(ii)
may delegate its powers (including the power to delegate) to any person for any period and may revoke the delegation.
(b)
The Grantor agrees to ratify anything done by an attorney under clause 9.4(a). The power of attorney created under clause 9.4(a) is granted to secure the Grantor's performance of its obligations under each Loan Document to which it is expressed to be a party.
9.5
Variations and replacements

The Grantor acknowledges that the Loan Documents may be varied or replaced from time to time. The Grantor confirms that the Obligations includes any amount payable under any Loan Document which is relevant to the Obligations as varied or replaced. The Grantor confirms that this applies regardless of:

(a)
how a Loan Document is varied or replaced;
(b)
the reasons for the variation or replacement; and
(c)
whether the Obligations decreases or increases or a Loan Document is otherwise more onerous as a result of the variation or replacement.

10.
Consequences of Event of Default
10.1
Consequences of Event of Default

If an Event of Default has occurred and is continuing, in addition to all other rights and remedies granted to the Secured Party each Security Interest created under this document will become immediately enforceable.

10.2
Secured Party's general powers

While an Event of Default is continuing, regardless of whether the Secured Party has appointed a Receiver, the Secured Party may, without demand or notice to anyone (unless notice is required as described in clause 19.1), do all things that a secured party with a Security Interest in, or a mortgagee or an absolute owner of, the Collateral can do, and exercise all rights, powers and remedies:

(a)
of a secured party with a Security Interest in, or a mortgagee or an absolute owner of, the Collateral;

(b)
given to a Receiver under the Corporations Act; and
(c)
specified in clause 10.4.
10.3
Secured Party's PPSA powers – sections 123 and 128

Without limiting any other provision of this document, any Security Interest or any other Loan Document, the Grantor agrees that, at any time while an Event of Default is continuing, the Secured Party may:

(a)
seize any Collateral; and/or
(b)
dispose of any Collateral in such manner and generally on such terms and conditions as the Secured Party thinks desirable,

and otherwise do anything that the Grantor could do in relation to the Collateral.

10.4
Secured Party's specific powers

While an Event of Default is continuing, the Secured Party may do any or all of the following in connection with its Powers, whether in its or the Grantor's name or otherwise and whether or not it has possession of the Collateral:

(a)
(recover, possess and control) access, recover, manage, take or give up possession or 'control' (within the ordinary meaning of that term and as defined in the PPSA) of, and surrender or release, any Collateral;
(b)
(receive income and profits) receive the income and profits of the Collateral;
(c)
(insurance) insure the Collateral and settle and compromise insurance claims;
(d)
(sell, assign or exchange) sell, assign or help sell all or any Collateral to any person or exchange it for any other property or rights, on terms the Secured Party thinks fit, with or without other property;
(e)
(deposited documents) complete and deal with any document deposited with the Secured Party relating to any Collateral, including any transfer in blank;
(f)
(options and rights) grant, acquire, renew, vary, accept the surrender of or terminate an option or other right over the Collateral on the terms it thinks fit, and with or without any other property;
(g)
(hive off) promote the formation of any company to acquire any Collateral or assume obligations of the Grantor or both;
(h)
(contracts, instruments and rights) perform or observe the Grantor's obligations or enforce or exercise the Grantor's rights, powers, discretions or remedies (or refrain from doing so) under:
(i)
a contract, instrument, arrangement or Marketable Security forming part of the Collateral (including voting and proxy rights); or

(ii) a Loan Document (including to cure an Event of Default) or other document entered into by the Secured Party or a Receiver in exercise of a Power,

and vary, terminate or rescind any of them or novate or otherwise transfer to any person the Grantor's obligations under any of them;

(i)
(Liquidation) initiate and participate in any Liquidation of any person (including voting at meetings and appointing proxies);
(j)
(proceedings) commence, prosecute, defend, discontinue, compromise, submit to arbitration and settle proceedings in connection with this document or the Collateral, whether in or before a Governmental Authority;
(k)
(Marketable Securities) exercise the rights and powers of an absolute owner in connection with Marketable Securities which form part of the Collateral (including voting at meetings and appointing proxies, and effecting conversion of the title to any Marketable Securities as to being certificated or uncertificated);
(l)
(raise money) obtain financial accommodation (including from a Beneficiary or its associate) and give Guarantees, in each case with or without granting a Security Interest over the Collateral and regardless of priority ranking;
(m)
(receipts) give receipts for money and other property it receives;
(n)
(employ and delegate) employ and discharge staff, professional advisers, consultants, contractors, agents and auctioneers for the purposes of this document, and at the remuneration that the Secured Party thinks fit, and to delegate to any person any of its Powers (including this right of delegation);
(o)
(Authorisations) apply for any Authorisation which is necessary or desirable in connection with the exercise of a Power; and
(p)
(incidental power) do anything expedient or incidental to exercise any of its Powers, without limiting those Powers.
10.5
Discharge or acquire prior Security Interest
(a)
While an Event of Default is continuing, the Secured Party may do any one or more of the following:
(i)
purchase a debt or liability secured by a prior Security Interest (including a debt secured by a Permitted Lien);
(ii)
pay the amount required to discharge or satisfy that debt or liability; and
(iii)
take a transfer or assignment of that Security Interest and any Guarantee, document or right ancillary or collateral to it.
(b)
If the Secured Party exercises its rights under this clause 10.5(a):
(i)
the Grantor is indebted to the Secured Party for the same amount paid by the Secured Party or the amount of the debt or liability acquired (whichever is higher) and that amount is immediately payable to the Secured Party and forms part of the Obligations;
(ii)
the Secured Party may rely on a written notice from the holder of a prior Security Interest (Prior Secured Party), or on an ancillary or collateral document, as to the amount and property secured by that prior Security Interest;
(iii)
the Prior Secured Party need not enquire whether any amount is owing under a Loan Document; and
(iv)
the Grantor irrevocably directs any such Prior Secured Party to give the Secured Party any information it requires in connection with the prior Security Interest.
10.6
Co-operation in exercise of power of sale

If the Secured Party or a Receiver wishes to exercise a right to sell any Collateral, the Grantor must do or cause to be done all things necessary to enable an expeditious sale and transfer to the purchaser for the value as estimated by the Secured Party, in the manner and on terms the Secured Party thinks fit.

10.7
Appoint Receivers
(a)
While an Event of Default is continuing, the Secured Party may do any one or more of the following:
(i)
appoint one or more persons (severally, unless specified otherwise in the instrument of appointment) to be a receiver or receiver and manager of all or any of the Collateral;
(ii)
fix and vary the Receiver's remuneration at an amount agreed between the Secured Party and the Receiver from time to time;
(iii)
terminate a receivership or remove or replace a Receiver; and
(iv)
appoint an additional Receiver.
(b)
The Secured Party may do any of these things even if a resolution or order for the Grantor's Liquidation has been passed or made.

(c)
Each party agrees that if a Receiver is appointed under this document on the basis of an Event of Default which subsequently ceases to continue, the Event of Default is taken to continue for the purposes of the Receiver's appointment under this document.
10.8
Agency of Receiver

To the extent permitted by law, a Receiver is the agent of the Grantor and the Grantor alone is responsible for the Receiver's costs, expenses, remuneration, acts, omissions and defaults. The Secured Party is not liable to the Grantor for the acts or omissions of the Receiver. To the extent that a Receiver is not, or ceases to be, the agent of the Grantor as a result of a resolution or order for the Grantor's Liquidation or by operation of law, the Receiver immediately becomes the agent of the Secured Party.

10.9
Receiver's powers
(a)
Unless the terms of a Receiver's appointment say otherwise, the Receiver has the following rights and powers over the Collateral which the Receiver is appointed to:
(i)
deal with all the rights, powers, discretions or remedies given by law to mortgagees in possession, receivers or receivers and managers;
(ii)
deal with all of the Secured Party's Powers under this document and at law (other than the power to appoint receivers or receivers and managers); and
(iii)
obtain financial accommodation from a Beneficiary and give Guarantees on terms that the Receiver considers expedient in connection with the Collateral, in each case whether alone or together with any other person, and with or without granting a Security Interest (regardless of priority ranking) over the Collateral.
(b)
The Receiver may exercise the rights and powers under clause 10.9(a) in the name of the Grantor or otherwise.
10.10
Appointment of Attorney
(a)
The Grantor for valuable consideration, to secure the performance of the Obligations, irrevocably appoints the Secured Party, each Authorised Representative of the Secured Party and each Receiver separately as its attorney to do any or all of the following on the Grantor's behalf and in the Grantor's or the attorney's name while an Event of Default is continuing:
(i)
prove in the Liquidation of a Loan Party;
(ii)
anything which the Grantor must do under a Loan Document or under law in connection with a Loan Document;
(iii)
anything which the Attorney considers necessary or expedient to give effect to a Power or exercise of a Power, or to perfect any Loan Document, including by signing any document for that purpose; and
(iv)
anything which an Attorney is expressly empowered to do under a Loan Document on the Grantor's behalf.
(b)
The Grantor agrees to ratify anything done by its Attorney pursuant to the power of attorney granted by the Grantor under clause 10.10(a). An Attorney may delegate its powers (including the power to delegate) to any person for any period and may revoke the delegation.

11.
Costs and expenses
11.1
Costs and expenses

The Grantor agrees to pay all costs and expenses set out in section 10.3 (Payment of Costs and Expenses) and Section 10.4 (Indemnification) of the Credit Agreement as if each reference to:

(a)
'Borrower' were to the Grantor;
(b)
'Administrative Agent' and 'Lender' includes a reference to the Secured Party (including, for the avoidance of doubt, so that the Secured Party would be an 'Indemnified Party' under the Credit Agreement);

(c)
'Collateral' includes any Collateral defined under this document; and
(d)
'this Agreement' includes this document.
11.2
PPSA expenses

Without limiting clause 11.1 above, the Grantor must pay or reimburse on demand by the Secured Party all reasonable costs and expenses of a Beneficiary, a Receiver and an Attorney (and any of their respective officers, employees and agents) in connection with:

(a)
the negotiation, preparation, execution, delivery, registration and completion of, and payment of Taxes (including stamp duty) on, the Loan Documents;
(b)
preparing, registering and maintaining any financing statement or financing change statement (including pursuant to section 167 of the PPSA); and
(c)
complying with any amendment demand in accordance with Part 5.6 of the PPSA.

This includes legal costs and expenses (on a full indemnity basis) and any professional consultant's fees.

11.3
Enforcement and other expenses

Without limiting clause 11.1 above, the Grantor must pay or reimburse on demand by the Secured Party all costs and expenses of the a Beneficiary, a Receiver and an Attorney (and any of their respective officers, employees and agents) in connection with:

(a)
enforcing a Loan Document, or exercising, enforcing or protecting a Power, or attempting to do so;
(b)
obtaining or receiving payment of, and distributing, any Obligations;
(c)
a breach of, obtaining or procuring performance or satisfaction of the Obligations;
(d)
a Default or Event of Default;
(e)
any Governmental Authority enquiry concerning the Grantor or any of its Affiliates, or the involvement of a Beneficiary in the Loan Documents; and
(f)
maintaining, preserving or protecting the Collateral.

This includes any legal costs and expenses (on a full indemnity basis) and any professional consultant's fees.

11.4
Costs and expenses of Grantor

The Grantor will pay its own costs and expenses in connection with this document.

12.
Interest on overdue amounts
12.1
Accrual and calculation

Unless another Loan Document already obliges the Grantor to pay interest on an unpaid amount that is due and payable by it under a Loan Document, interest on that overdue amount (including on unpaid interest under this clause 12) will accrue daily:

(a)
from and including the due date (or, for an amount payable by reimbursement or indemnity, any earlier date the amount was incurred), up to but excluding the date of actual payment; and
(b)
subject to clause 12.2, at the Default Rate.
12.2
Judgment or order

If the Grantor's liability under a Loan Document is the subject of a judgment or order:

(a)
its obligation to pay interest under clause 12.1 is separate from, and continues despite, the judgment or order; and
(b)
the interest accrues both before and after judgment at the higher of the Default Rate and the rate payable under that judgment or order.
12.3
Payment

The Grantor must pay to the Secured Party accrued interest under this clause 12 on the last

Business Day of each calendar month and on demand.

13.
Payments

All payments by the Grantor under this document must be made:

(a)
in accordance with the other Loan Documents; and
(b)
if no date for payment is specified in another Loan Document, on demand by the Secured Party.

14.
Receipt of money and application
14.1
Credit of received payment

The Grantor is only credited with a payment of the Obligations from the date of actual receipt in cleared funds by the relevant Beneficiary (whether received from the Grantor or a Receiver).

14.2
Applying or appropriating money received
(a)
Subject to the Security Trust Deed, the Secured Party may apply or appropriate all money received under this document (even if insufficient to discharge all of the Grantor obligations at that time) to reduce the Obligations in the order, and to satisfy any part of the Obligations, as the Secured Party sees fit (including as between principal, interest and other amounts owing to the Secured Party and including so as to enable the Secured Party to preserve any purchase money security interest) provided that no application or appropriation may be made by the Secured Party where the relevant application or appropriation would not be permitted to be made by the Administrative Agent under any Loan Document if the money had been received by the Administrative Agent.
(b)
An application or appropriation by the Secured Party will override any appropriation made by the Grantor unless the Grantor is entitled to make the appropriation under the terms of any Loan Document. For the purposes of section 14(6)(a) of the PPSA, this clause 14.2 constitutes the method of payment application agreed by the parties.
14.3
Suspense account
(a)
The Secured Party may credit money received in or towards satisfaction of the Obligations (including dividends received in any Liquidation) to a suspense account. The Secured Party may keep the money in that account for as long as, and at whatever interest rate, the Secured Party thinks fit. The Secured Party may apply the money (including interest) to reduce the Obligations whenever the Secured Party thinks fit.
(b)
If the Obligations have been fully and finally paid or discharged and the Secured Party is satisfied that such payment or discharge is not liable to be set aside, avoided or reversed, then the balance standing to the credit of the suspense account and any accrued interest must be paid to or for the account of the Grantor and the Secured Party will not have any further liability in relation to it.
14.4
Surplus proceeds

If the Secured Party, a Receiver or an Attorney (as the case may be) holds any surplus money after:

(a)
payment of the Obligations in full and the application of proceeds in accordance with clause 14.2; and
(b)
the making of all payments that the Secured Party, Receiver or Attorney has the right or obligation to make under the Loan Documents or at law,

then:

(c)
no trust arises, or interest accrues, over that surplus money; and
(d)
each Beneficiary, Receiver or Attorney may pay that money to an account in the name of the Grantor with any bank, in which case each Beneficiary, Receiver or Attorney will have no further liability in relation to that money.
15.
Statutory powers and notices

15.1
Exclusion of PPSA provisions

To the extent the law permits:

(a)
for the purposes of sections 115(1) and 115(7) of the PPSA:
(i)
the Secured Party need not comply with sections 95, 118, 121(4), 125, 130, 132(3)(d) or 132(4); and
(ii)
sections 142 and 143 are excluded;
(b)
for the purposes of section 115(7) of the PPSA, the Secured Party need not comply with sections 132 and 137(3);
(c)
if the PPSA is amended after the date of this document to permit the Grantor and the Secured Party to agree to not comply with or to exclude other provisions of the PPSA, the Secured Party may notify the Grantor that any of these provisions is excluded, or that the Secured Party need not comply with any of these provisions, as notified to the Grantor by the Secured Party; and
(d)
the Grantor agrees not to exercise its rights to make any request of the Secured Party under section 275 of the PPSA, to authorise the disclosure of any information under that section or to waive any duty of confidence that would otherwise permit non‐disclosure under that section.
15.2
Exercise of rights by Secured Party

If the Secured Party exercises a Power in connection with this document, that exercise is taken not to be an exercise of a right, power or remedy under the PPSA unless the Secured Party states otherwise at the time of exercise. However, this clause does not apply to a Power which can only be exercised under the PPSA.

15.3
No notice required unless mandatory
(a)
To the extent the law permits, the Grantor waives:
(i)
its rights to receive any notice that is required by:
(A)
any provision of the PPSA (including a notice of a verification statement); or
(B)
any other law before a secured party or Receiver exercises a Power; and
(ii)
any time period that must otherwise lapse under any law before a secured party or Receiver exercises a Power.
(b)
If the law which requires a period of notice or a lapse of time cannot be excluded, but the law provides that the period of notice or lapse of time may be agreed, that period or lapse is one day or the minimum period the law allows to be agreed (whichever is the longer).
(c)
However, nothing in this clause prohibits the Secured Party or any Receiver from giving a notice under the PPSA or any other law.
15.4
Appointment of nominee for registration

For the purposes of section 153 of the PPSA, the Secured Party appoints the Grantor as its nominee, and authorises the Grantor to act on its behalf, in connection with a registration under the PPSA of any security interest in favour of the Grantor which is:

(a)
evidenced or created by chattel paper;
(b)
perfected by registration under the PPSA; and
(c)
transferred to the Secured Party under this document.

This authority ceases when the registration is transferred to the Secured Party.

15.5
Other rights

Where the Secured Party has Powers in addition to, or existing separately from, those in Chapter 4 of the PPSA, those Powers will continue to apply and are not limited or excluded (or otherwise adversely affected) by the PPSA. This is despite clause 15.1 or any other provision of a Loan Document.

16.
Assignment
16.1
By Grantor

The Grantor may not assign, transfer or otherwise deal with its rights, interests or obligations under this document without the Secured Party's prior written consent.

16.2
Change in security trustee

The Grantor agrees that:

(a)
the Secured Party may assign its rights and novate or otherwise transfer its obligations under this document to any replacement or successor security trustee that is appointed in accordance with the Security Trust Deed (New Security Trustee); and
(b)
if requested, it will enter in to a novation deed with the Secured Party and any New Security Trustee in a form acceptable to the Secured Party and the New Security Trustee.
16.3
Assistance

The Grantor agrees to do or execute anything reasonably requested by the Secured Party to effect an assignment, transfer, novation or other dealing under this clause 16.

17.
Notices, demands and communications

Clause 14 (Notices, demands and communications) of the Security Trust Deed applies to the giving of any notice, demand, consent, approval or communication in connection with this document.

18.
Protection of third parties
18.1
Receipt of Secured Party, Receiver

A receipt given by a Beneficiary (or its Authorised Representative), a Receiver or an Attorney for any money payable to it, or any asset receivable by it, relieves the person paying that money or delivering the asset from all liability to enquire as to the dealing with, or application of, that money or asset.

18.2
Third parties need not enquire

A person dealing with a Beneficiary, a Receiver or an Attorney is protected from any impropriety or irregularity of that dealing, and need not enquire whether:

(a)
any of them has been properly appointed or has executed or registered an instrument or exercised a Power properly or with authority; or
(b)
any Obligation has become due, a Loan Document is enforceable or a default or event of default (however described) has occurred under a Loan Document.

19.
Protection of Secured Party, Receiver and Attorney
19.1
Notice, demand or lapse of time required by law

If a notice, demand or lapse of time is required by law before a Beneficiary can exercise a Power, then for the purposes of this document:

(a)
that notice, demand or lapse of time is dispensed with to the extent allowed by that law; or
(b)
if not allowed to be dispensed with, but the period of notice, demand or lapse of time is allowed by that law to be shortened or fixed, it is shortened and fixed to one day.
19.2
Secured Party and Receiver not restricted

A Beneficiary or a Receiver need not:

(a)
exercise a Power, give a consent or make a decision under this document unless a Loan Document expressly provides otherwise; or
(b)
resort to a Security Document or Power before resorting to any other of them.

19.3
Secured Party, Receiver and Attorney not mortgagee in possession or liable

To the extent permitted by law, a Beneficiary, a Receiver and any Attorney will:

(a)
not be, nor account or be liable as, mortgagee in possession due to exercise of a Power; or
(b)
not be liable to anyone for any Loss in relation to an exercise or attempted exercise of a Power, or a failure or delay in exercising a Power, except for its own gross negligence, fraud or wilful default.
19.4
Secured Party may set off

At any time while an Event of Default is continuing, the Secured Party may, without any demand or notice, set off and apply indebtedness it owes to the Grantor (whatever the currency) against any money owing to it by the Grantor under any Security Trustee Document, whether or not the amount owed by the Secured Party or the Grantor is immediately payable or is owed alone or with any other person. The Grantor irrevocably authorises the Secured Party to do anything necessary (including to sign any document and effect appropriate currency exchanges) for that purpose.

19.5
Reinstating avoided transaction
(a)
The Grantor agrees that if a payment or other transaction relating to the Obligations is void, voidable, unenforceable or defective for any reason or a related claim is upheld, conceded or settled (each an Avoidance), then even though the Secured Party knew or should have known of the Avoidance:
(i)
each Power and the Grantor's liability under each Loan Document will be what it would have been, and will continue, as if the payment or transaction the subject of the Avoidance had not occurred; and
(ii)
the Grantor will immediately execute and do anything required by the Secured Party to restore the Secured Party to its position immediately before the Avoidance (including reinstating any Loan Document).
(b)
This clause 19.5 survives any termination or full or partial discharge or release of any Loan Document.
19.6
Authorised Representatives and communications

The Grantor irrevocably authorises the Beneficiaries to rely on a certificate by any person purporting to be its director or company secretary as to the identity and signatures of its Authorised Representatives, and to rely on any Notice or other document contemplated by any Loan Document which bears the purported signature (whether given by facsimile or otherwise) of its Authorised Representative. The Grantor warrants that those persons have been authorised to give notices and communications under or in connection with the Loan Documents.

19.7
Secured Party's opinion

An opinion or view of the Secured Party for the purposes of this document may be formed or held on its behalf by its Authorised Representative, its board of directors or by any other person it authorises to act on its behalf in relation to the Loan Documents.

20.
General provisions
20.1
Consideration

The Grantor acknowledges entering this document in return for the Secured Party and the other Beneficiary entering into the Loan Documents, the transactions contemplated by those documents and other valuable consideration.

20.2
Prompt performance

If a time is not specified for the performance by the Grantor of an obligation under this document, it must be performed promptly.

20.3
Performance of Grantor's obligations by Secured Party

The Secured Party may do anything which the Grantor fails to do as required by, or in accordance with, this document. This does not limit or exclude the Secured Party's Powers in any way.

20.4
Powers

Powers under the Loan Documents are cumulative and do not limit or exclude Powers under law. Full or partial exercise of a Power does not prevent a further exercise of that or any other Power. No failure or delay in exercising a Power operates as a waiver or representation. Unless expressly provided in a Loan Document, no Power or Loan Document merges in, limits or excludes any other Power, Loan Document or judgment which the Secured Party or a Receiver (or anyone claiming through it) may have or obtain.

20.5
Consent and waivers

A consent or waiver by the Secured Party or a Receiver in relation to this document is effective only if in writing. If given subject to conditions, the consent or waiver only takes effect subject to compliance with those conditions to the Secured Party's or Receiver's satisfaction.

20.6
Indemnities and reimbursement obligations

The Secured Party or a Receiver need not incur an expense or make a payment before enforcing an indemnity or reimbursement obligation in a Security Trustee Document. Unless otherwise stated, each such indemnity or reimbursement obligation is separate and independent of each other obligation of the party giving it, is absolute, irrevocable, unconditional and payable on demand and continues despite any settlement of account, termination of any Security Trustee Document or anything else.

20.7
Notices or demands as evidence

A notice or certificate from or demand by the Secured Party stating that an Event of Default has occurred, or that a specified sum of money is owing or payable under a Security Trustee Document or stating any other fact or determination relevant to the rights or obligations of the Secured Party or the Grantor under a Loan Document, is taken to be correct unless proved incorrect.

20.8
Law and legislation

To the extent permitted by law:

(a)
each Loan Document to which the Grantor is expressed to be a party prevails to the extent of inconsistency with any law; and
(b)
any present or future legislation operating to reduce the Grantor's obligations under a Loan Document or the effectiveness of the Powers is excluded.
20.9
Severability

A provision of this document that is illegal, invalid or unenforceable in a jurisdiction is ineffective in that jurisdiction to the extent of the illegality, invalidity or unenforceability. This does not affect the validity or enforceability of that provision in any other jurisdiction, nor the remainder of this document in any jurisdiction.

20.10
Variation

A variation of this document must be in writing and signed by or on behalf of each party to it.

20.11
Governing law – security agreement

This document is governed by the laws of New South Wales, Australia.

20.12
Governing law – Security Interest
(a)
Subject to paragraph (b), each Security Interest created under this document is governed by the laws of New South Wales, Australia.
(b)
Paragraph (a) does not apply to the extent that a Security Interest is created under this document in any personal property described in section 237(2) of the PPSA, in which case the law determined by the PPSA will govern the Security Interest in that property.
20.13
Jurisdiction

Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales, Australia (and any court of appeal) and waives any right to object to an action being brought in those courts, including on the basis of an inconvenient forum or those courts not having jurisdiction.

20.14
Service of process

(a)
Without preventing any other mode of service, any document in an action or process may be served on any party by being delivered to or left for that party at its address for service of Notices under this document.
(b)
The Grantor appoints the Share Issuer as its agent to accept service of process under or in connection with this document, and the Share Issuer accepts the appointment. The appointment may not be revoked without the Secured Party's consent.
20.15
Counterparts
(a)
This document may be executed in any number of counterparts or copies, each of which may be executed by physical signature in wet ink or electronically (whether in whole or part). A party who has executed a counterpart of this document may exchange it with another party (the Recipient) by:
(i)
emailing a copy of the executed counterpart to the Recipient; or
(ii)
utilising an electronic platform (including DocuSign) to circulate the executed counterpart,

and will be taken to have adequately identified themselves by so emailing the copy to the Recipient or utilising the electronic platform.

(b)
Each party consents to signatories and parties executing this document by electronic means and to identifying themselves in the manner specified in this clause.
(c)
Each counterpart constitutes an original (whether kept in electronic or paper form), all of which together constitute one instrument as if the signatures (or other execution markings) on the counterparts or copies were on a single physical copy of this document in paper form. Without limiting the foregoing, if any of the signatures or other markings on behalf of one party are on different counterparts or copies of this document, this shall be taken to be, and have the same effect as, signatures on the same counterpart and on a single copy of this document.

Schedule 1 – Relevant Marketable Securities

Shares

Grantor (who holds shares in a Share Issuer)	Share Issuer	Relevant Marketable Securities
AVITA Medical, Inc.	AVITA Medical Pty Limited ACN 058 466 523

100% of the issued capital of the Share Issuer, which as at the date of this document consists of 2,146,791,155 shares fully paid to A$332,772,448.08 value, together with all other shares in the Share Issuer legally or beneficially owned by the Grantor from time to time.

Signing pages

EXECUTED as a deed.

Each signatory executing this document (electronically or otherwise) intends by that execution to be bound by this document, and where the signatory has signed as an officer or attorney of a party, for that party to be bound by this document. Each attorney signing this document under a power of attorney certifies, by the attorney's signature, that the attorney has no notice of the revocation of the power of attorney.

Grantor

Signed sealed and delivered by AVITA Medical,

Inc. in the presence of

/s/ Lydia Martinez	/s/ James Corbett
Signature of Witness	Signature of authorised signatory

Lydia Martinez	James Corbett
Name of Witness	Name of authorised signatory

Secured Party

Signed sealed and delivered by ORCO IV LLC in

the presence of

/s/ Brendan Weber	/s/ W. Carter Neild
Signature of Witness	Signature of authorised signatory

Brendan Weber	W. Carter Neild
Name of Witness	Name of authorised signatory